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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                              -------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act OF 1934

Date of Report (Date of earliest event reported) March 24, 2000
                                                 --------------


                          INTERWEST MEDICAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Oklahoma                          1-82655              75-1864474
-------------------                 -----------        ------------------
 (State or other                     Commission         (I.R.S. Employer
 jurisdiction of                     File Number       Identification No.)
 incorporation)


                 Arlington Heights Professional Office Building

3221 Hulen Street, Suite C, Fort Worth, Texas             76107-6193
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number including area code: (817) 731-2743
                                                   --------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 1.     Changes in Control of Registrant.

            Not applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not applicable.

Item 3.     Bankruptcy or Receivorship.

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not applicable.

Item 5.     Other Events.

            The Company recently paid Arch B. Gilbert, President, a bonus of $150,000.00 in recognition of his services to the Company in 1999.

Item 6.     Resignation of Registrant's Directors.

            Not applicable.

Item 7.     Financial Statements and Exhibits.

            Not applicable.

Item 8.     Change in Fiscal Year.

            Not applicable.

Item 9.     Sales of Equity and Equities Pursuant to Regulation 5.

            Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTERWEST MEDICAL CORPORATION



                           By: /s/ ARCH B. GILBERT
                              ----------------------------------------
                              Arch B. Gilbert, President,


Date: March 24, 2000


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